EXHIBIT 10.27

FIRST AMENDMENT TO MASTER LEASE AGREEMENT

AND FIRST AMENDMENT TO BUILDING LEASES

THIS FIRST AMENDMENT TO MASTER LEASE AGREEMENT AND FIRST AMENDMENT TO BUILDING LEASES (“First Amendment”) is entered into as of October 2, 2006 by SLOUGH SSF, LLC, a Delaware limited liability company (“Landlord”), and GENENTECH, INC., a Delaware corporation (“Tenant”), with reference to the following facts:

A.  Landlord and Tenant are parties to a Master Lease Agreement dated as of November 1, 2004 (the “Agreement”) which provides for, among other things, the construction of eight office and/or research and development buildings at the Britannia East Grand Business Park (the “Center”), commonly known as 450-660 East Grand Avenue, South San Francisco, California, and the leasing of such buildings to Tenant pursuant to individual building leases entered into or to be entered into by Landlord and Tenant pursuant to the Agreement (collectively, the “Building Leases,” consisting of a Building 1 Lease dated as of November 1, 2004, a Building 3 Lease dated as of November 1, 2004, a Building 4 Lease dated as of November 1, 2004, a Building 5/6 Lease dated as of November 1, 2004, a Building 2 Lease dated as of July 1, 2005, a Building 7 Lease dated as of March 1, 2006, a Building 8 Lease dated as of March 1, 2006 and a Building 9 Lease dated as of March 1, 2006). The Building 7 Lease, Building 8 Lease and Building 9 Lease are being executed substantially concurrently with this Agreement, while the remaining Building Leases have already been executed by the parties). Terms used as defined terms in this First Amendment but not expressly defined herein shall have the meanings assigned to such terms in the Agreement.

B.  Landlord and Tenant wish to update or correct certain Exhibits attached to the Agreement and to amend or clarify certain other matters set forth in the Agreement and in the Building Leases, all as more particularly set forth in this First Amendment.

NOW, THEREFORE, in consideration of the mutual obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.  Phase II Construction Schedules. The construction schedule for the Phase II Buildings attached to the Agreement as part of Exhibit B thereto consisted of a single-line, non-detailed schedule for each Phase II Building, since the relevant dates were subject to the possible exercise of Tenant’s right under Section 1(b) of the Agreement to either defer or accelerate the construction of and Rent Commencement Date for any one or more of the Phase II Buildings. Tenant elected to accelerate the construction of and Rent Commencement Date for Building 2, and the resulting acceleration of dates is reflected in the terms of the individual Building Lease for Building 2, which has already been executed by the parties. Tenant did not exercise its right to elect any such deferral or acceleration for any of the other Phase II Buildings. Accordingly, the contemplated Rent Commencement Dates for all of the Phase II Buildings other than Building 2 remain as set forth in the Agreement and reiterated in Paragraph 3 of this First Amendment, below, except that as shown in Paragraph 3 below, the parties have agreed to extend the contemplated Rent Commencement Dates for Buildings 8 and 9 to May 1, 2008 and July 1, 2008, respectively. The individual Building Lease for Building 2 included a detailed construction schedule approved by the parties at the time that Building Lease was signed. The construction schedules attached as Exhibit B to this First Amendment shall be the operative construction schedules for the remaining Phase II Buildings (Buildings 7, 8 and 9) as of the date of this First Amendment, shall replace and supersede the corresponding schedule attached to the Agreement, and shall be attached to the respective individual Building Leases for Buildings 7, 8 and 9 when such individual Building Leases are executed (which is intended to occur substantially concurrently with the execution of this First Amendment).

2.  Revised Rent Schedules; Building Square Footages. The rent schedules attached to the Agreement as Exhibits C-1 through C-5 (i) contained inadvertent clerical errors in the tables for a number of the Buildings, particularly in the “Total Base Rent” columns, and (ii) were based on estimated rather than actual square footages for the respective Buildings (since the actual square footages were not known at the time). Final, actual square footages as determined by Landlord’s architect and approved by Tenant’s architect are not yet available for any of the Phase II Buildings, but are now available for the Phase I Buildings and have been reviewed and approved by the parties and their respective architects as follows:

Building 1	107,733 sq ft
Building 3	118,981 sq ft
Building 4	78,200 sq ft
Building 5/6	151,874 sq ft

The “Acknowledgment of Rent Commencement Date” forms attached as Exhibit E to the respective individual Building Leases contemplate that a copy of the minimum rent schedule in effect for the applicable Building as of its Rent Commencement Date will be attached to the “Acknowledgment of Rent Commencement Date” form for the applicable Building. The rent schedules attached to the Agreement as Exhibits C-3 through C-5 dealt solely with rents for Phase II Buildings under various deferral or acceleration scenarios, and are therefore now irrelevant since Tenant did not elect any deferral or acceleration for any of the Phase II Buildings other than Building 2 (and the rent schedule set forth in the individual Building Lease already executed for Building 2 is correct). In light of all of the foregoing circumstances, Landlord and Tenant agree as follows:

(a)  The rent schedule attached hereto as Exhibit C-1 (the “Phase I Master Rent Schedule”) replaces and supersedes Exhibit C-1 to the Agreement, and the rent schedule attached hereto as Exhibit C-2 (the “Phase II Master Rent Schedule”) replaces and supersedes Exhibit C-2 to the Agreement. Such replacement schedules in each case incorporate any necessary corrections to clerical errors that were contained in the schedules originally attached to the Agreement, and the Phase I Master Rent Schedule also reflects the final, agreed square footages for the Phase I Buildings as set forth above. As noted above, Exhibits C-3 through C-5 to the Agreement have no further effect or significance under the Agreement, so the parties have deemed it unnecessary to prepare corrected versions of those schedules.

(b)  The rent schedules for Building 5/6 and Building 4 as shown on the Phase I Master Rent Schedule also reflect the Rent Commencement Dates which have already occurred for those two Buildings, and are therefore the final and effective rent schedules for those two Buildings. Accordingly, those rent schedules shall be attached to the

“Acknowledgment of Rent Commencement Date” forms for those respective Buildings, which are being executed substantially concurrently with this First Amendment, and upon the execution of such “Acknowledgment of Rent Commencement Date” form for the respective Building, such final schedule shall supersede (retroactively to the applicable Rent Commencement Date) the previously estimated rent schedule set forth in Section 3.1(a) of the respective Building Lease. To the extent there has been any overpayment or underpayment of rent since the applicable Rent Commencement Date (due to minor adjustments in square footage or for any other reason), any such overpayment shall be credited against Tenant’s next monthly rent payment under the applicable Building Lease and any such underpayment shall be paid by Tenant to Landlord within twenty (20) days after mutual execution of this First Amendment.

(c)  The rent schedules for the other Buildings as shown on the Phase I Master Rent Schedule or Phase II Master Rent Schedule, as applicable, are based on the presently estimated Rent Commencement Dates for such Buildings and, in the case of the Phase II Buildings, on the presently estimated square footages for such Buildings (the square footages used in the rent schedules for Buildings 1 and 3, however, are the final, agreed square footages for those Buildings as set forth above). Such rent schedules shall therefore be subject to further revision to reflect final Rent Commencement Dates and (in the case of the Phase II Buildings) final square footages, when determined, and as so revised shall be attached to the “Acknowledgment of Rent Commencement Date” forms for those respective Buildings when such forms are executed, and upon the execution of such “Acknowledgment of Rent Commencement Date” form for the respective Building, such final schedule shall supersede (retroactively to the applicable Rent Commencement Date) the previously estimated rent schedule set forth in Section 3.1(a) of the respective Building Lease. To the extent there has been any overpayment or underpayment of rent since the applicable Rent Commencement Date (due to minor adjustments in square footage or for any other reason), any such overpayment shall be credited against Tenant’s next monthly rent payment under the applicable Building Lease and any such underpayment shall be paid by Tenant to Landlord within twenty (20) days after mutual execution of the applicable Acknowledgment of Rent Commencement Date form.

3.  Revised Building Uses; TI Periods. Landlord and Tenant have agreed that the primary uses of certain Buildings as previously designated in the Agreement will, at Tenant’s request, be changed from office to lab use or vice versa, and have further agreed that notwithstanding such change in use for certain Buildings and notwithstanding the provisions in the Agreement and in certain individual Building leases for a longer TI Period (from Structural Completion to Rent Commencement Date) for lab buildings than for office buildings, (i) the calculation of the Rent Commencement Dates for the respective Buildings shall be based on the number of days after Structural Completion indicated in the following table (which replaces and supersedes the table in Section 1(b) of the Agreement), regardless of the actual use for which the applicable Building will be constructed; (ii) the actual (in the case of Buildings 5/6 and 4) or presently estimated Rent Commencement Dates for the respective Buildings are as set forth in the following table; (iii) the contemplated primary Building uses for the respective Buildings are as indicated in following table (however, reference to such primary uses shall not restrict Tenant from using part or all of any designated office Building for laboratory and research and development purposes in accordance with Section 10.1 of the Building Lease for such Building, or from using significant portions of any designated lab Building for ancillary office purposes in accordance with Section 10.1 of the Building Lease for such Building, subject in each instance to

Landlord’s approval of the tenant improvements in the applicable Building to the extent provided in the applicable Building Lease and related Workletter); and (iv) up to six (6) Buildings in total can be designated as lab buildings, notwithstanding anything to the contrary in Section 1(b) of the Agreement:

Phase I:
Building 5/6 (lab)	February 1, 2006 (180 days after Structural Completion)
Building 4 (lab)	March 1, 2006 (180 days after Structural Completion)
Building 1 (lab)	August 1, 2006 (300 days after Structural Completion)
Building 3 (office)	November 1, 2006 (300 days after Structural Completion)

Phase II:
Building 2 (office)	June 28, 2007 (180 days after Structural Completion)
Building 7 (lab)	March 1, 2008 (180 days after Structural Completion
Building 8 (lab)	May 1, 2008 (300 days after Structural Completion)
Building 9 (lab)	July 1, 2008 (300 days after Structural Completion)

Landlord and Tenant have further agreed that the second sentence of Section 8.1 of each of the respective Building Leases (Phase I and Phase II) shall be deleted in its entirety and replaced as follows:

Landlord and Tenant acknowledge that it would be unreasonable for Landlord to withhold consent to Alterations consisting of a conversion of up to one-half of any Building designated as office primary use to laboratory, research and/or development facilities; provided, however, that in all cases, Tenant shall obtain the advance written approval of Landlord to the extent such Alterations involve structural Alterations or require approval under the Site Management Plan or Environmental Deed Restrictions, which approval shall not be unreasonably withheld, conditioned or delayed.

4.  Funding of Tenant Improvement Allowances. The Agreement contemplated, and the individual Building Leases and workletters executed prior to this First Amendment provided, that funding of the Tenant Improvement Allowance for each respective Building would be made on a “Baseline Payment Schedule” of four (4) equal monthly installments, beginning on the date Structural Completion is achieved, subject to Tenant’s right to accelerate funding of the Tenant Improvement Allowance under certain conditions specified in the workletters under the applicable Building Leases. Landlord and Tenant agree that with respect to each Building Lease under which disbursement of the Tenant Improvement Allowance has not already been completed as of the date of mutual execution of this First Amendment, the “Baseline Payment Schedule” governing the disbursement of the Tenant Improvement Allowance with respect to such Building shall be deemed to be modified to provide for disbursement of such Tenant Improvement Allowance in four (4) equal monthly installments, beginning on the earlier to occur of (i) the date Structural Completion is achieved or (ii) the Rent Commencement Date under the applicable Building Lease, and continuing on the same day of each successive calendar month, still subject in each case to Tenant’s right to accelerate funding of the Tenant Improvement Allowance under the conditions already specified in the workletter under the applicable Building lease.

5.  Deed Restrictions. Subject to the terms of the Agreement, Landlord may record deed restrictions affecting the Center from time to time; provided, however, that during the Amenities Exclusivity Period, such deed restrictions shall be on a form approved by Tenant, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant shall provide its approval or final comments to any request for approval within five (5) business days of a request from Landlord to provide its approval. Failure of Tenant to provide its approval or final comments to any request for approval within such five (5) business day period shall constitute and be deemed to be approval by Tenant.

6. Brokers. Each party represents and warrants that no broker represented such party or otherwise participated in the negotiation or consummation of this First Amendment, and each party agrees to indemnify, defend and hold the other party harmless against any liability, cost or expense, including, without limitation, reasonable attorneys’ fees, arising out of any claims for brokerage commissions or other similar compensation in connection with any conversations, prior negotiations or other dealings by the indemnifying party with any broker.

7. Notice. Confirming notices which have previously been sent by Tenant, the addresses for notices (and copies of notices) directed to Tenant under the Agreement and under any ancillary or related agreements have been modified by Tenant and are now as follows:

To Tenant:	Lisa Sullivan Genentech, Inc. 1 DNA Way, Mail Stop 256A South San Francisco, CA 94080 Fax: (650) 467-3412

with a copy to:	Corporate Secretary Genentech, Inc. 1 DNA Way, Mail Stop 49 South San Francisco, CA 94080 Fax: (650) 467-9146

and a copy to:	Meg Fitzgerald, Esq. Genentech, Inc. Legal Department 1 DNA Way, Mail Stop 49 South San Francisco, CA 94080 Fax: (650) 952-9881

8. Entire Agreement; Modification. This First Amendment constitutes the entire agreement between the parties relating to the subject matter hereof, and supersedes any and all prior agreements, promises, negotiations, letters of intent and representations between the parties with respect to such subject matter. This First Amendment may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest.

9. Successors and Assigns. This First Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

10. Attorneys’ Fees. In the event of any legal action or other proceeding arising out of this First Amendment, the party prevailing in such action or proceeding shall be entitled to recover its reasonable attorneys’ fees, expenses and costs of suit incurred in connection with such action or proceeding, including (but not limited to) any appellate proceedings relating thereto and any proceedings for the enforcement of any judgment entered in favor of such prevailing party in any such action or proceeding, from the non-prevailing party or parties.

11. Section Headings. The headings contained in this First Amendment are for convenience only and shall in no way enlarge or limit the scope or meaning of the various Sections hereof.

12. Gender and Number. Within this First Amendment, words of any gender shall be construed to include any other gender, words in the singular number shall be construed to include the plural and words in the plural number shall be construed to include the singular, unless the context otherwise requires.

13. Applicable Law. This First Amendment and the rights and duties of the parties hereunder shall be governed for all purposes by the laws of the State of California and the laws of the United States applicable to transactions within such state.

14. Time of the Essence. Time is of the essence of this First Amendment, and of the exercise of each of the rights and performance of each of the obligations set forth herein.

15. Further Assurances. The parties agree to execute any further documents that are reasonable and appropriate to carry out the purposes of this First Amendment in accordance with its terms.

16. Publicity; Authorized Disclosure. Neither party will make any press release or other public disclosure regarding this First Amendment or the transactions contemplated hereby without the other party's express prior written consent, except as required under applicable law or by any governmental agency. Without limiting the generality of the foregoing, each party agrees that the other party will have no less than five (5) business days to review and provide comment regarding any such proposed press release or publicity, unless a shorter review time is agreed to by both parties. In the event that one party reasonably concludes that a given disclosure is required by law and the other party would prefer not to make such disclosure, then the party seeking such disclosure shall either (i) limit said disclosure to address the concerns of the other party, or (ii) provide a written opinion from counsel stating that such disclosure is indeed required by law. With respect to complying with the disclosure requirements of the SEC or other securities regulatory bodies in other nations, in connection with any required securities filing of this First Amendment, the filing party shall seek confidential treatment of this First Amendment to the maximum extent permitted by such regulatory body and shall provide the other party with the opportunity, for at least fifteen (15) days, to review any such proposed filing. Each party agrees that it will obtain its own legal advice with regard to its compliance with securities laws and regulations, and will not rely on any statements made by the other party relating to such securities laws and regulations.

17. Controlling Provisions. Except as modified by the terms of this First Amendment, the parties’ obligations under the Agreement and the provisions of the Agreement shall remain unchanged, in full force and effect, and enforceable in accordance with their respective terms. In the event of any conflict or ambiguity between the Agreement and this First Amendment, this First Amendment shall govern and control in all respects. The terms of this First Amendment apply to all of the Building Leases, whether executed prior to, contemporaneously with, or subsequent to the execution of this First Amendment. In the event of any conflict between this First Amendment and any of the Building Leases, whether executed prior to, contemporaneously with, or subsequent to the execution of this First Amendment (unless such subsequent Building Lease expressly states that it governs and controls with specific reference to this First Amendment), this First Amendment shall govern and control in all respects and the provisions of the applicable Building Lease(s) affected by such conflict shall be deemed to be amended accordingly.

18. Remedies Cumulative. All rights, privileges and elections or remedies of Landlord or Tenant contained in this First Amendment are cumulative and not alternative to the extent permitted by law and except as otherwise provided herein.

19. Counterparts. This First Amendment may be executed in multiple counterparts, and by the respective parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be one and the same instrument with the same signatures as if all parties to this First Amendment had signed the same signature page. Signature pages may be detached from separate counterparts and attached to a single copy of this First Amendment to form one original document (or multiple original counterparts of this document with full signatures).

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first set forth above.

“Landlord”		“Tenant”

SLOUGH SSF, LLC, a Delaware limited liability company		GENENTECH, INC., a Delaware corporation

By:	Slough Estates USA Inc., a Delaware corporation, Its Manager	By:	/s/ STEPHEN G. JUELSGAARD
		Name:	Stephen G. Juelsgaard
By:	/s/ JONATHAN M. BERGSCHNEIDER	Its:	Executive Vice President, General Counsel & Secretary
Name:	Jonathan M. Bergschneider
Its:	Senior Vice President	By:	/s/ DAVID A. EBERSMAN
		Name:	David A. Ebersman
		Its:	Executive Vice President, and Chief Financial Officer

EXHIBITS

EXHIBIT B  Phase II Construction Schedules (Buildings 7, 8 & 9)

EXHIBIT C-1  Phase I Master Rent Schedule (Revised)

EXHIBIT C-2  Phase II Master Rent Schedule (Revised)

EXHIBIT LIST - PAGE 1

EXHIBIT B

REVISED PHASE II CONSTRUCTION SCHEDULES
(BUILDINGS 7, 8 & 9)

[See attached three schedules:
two pages for Building 7 and one page each for Buildings 8 & 9.]

EXHIBIT B TO FIRST AMENDMENT TO MASTER LEASE AGREEMENT
REVISED PHASE II CONSTRUCTION SCHEDULES, PAGE 1

Hathaway Dinwiddie

PMA Project Management Advisors, Inc.

# Britannia East Grand

## East Grand, South San Francisco
## Building 7 (GNE 46) Master Schedule
## TCR B7-006 ROM
## Lease Exhibit Schedule

DES sloughestates

Slough Estates USA Inc.
Project Management Advisors, Inc.
DES Architects/Engineers
Hathaway Dinwiddie Construction Company

| ID | Task Name | Dur | Start | Finish |
|---|---|---|---|---|
| 1 | Britannia East Grand - Phase II | [illegible] | [illegible] | [illegible] |
| 2 | Building 7 / GNE B46 (3 Story 105 Sq ft) - Lab | [illegible] | [illegible] | [illegible] |
| 3 | Shell Design | [illegible] | [illegible] | [illegible] |
| 4 | Landlord Schematic Plans & Outline Specifications (Complete) | [illegible] | [illegible] | [illegible] |
| 5 | Tenant Review of "Landlord Approved Plans" | [illegible] | [illegible] | [illegible] |
| 6 | DD / CD Design | [illegible] | [illegible] | [illegible] |
| 7 | Steel Bid / Award | [illegible] | [illegible] | [illegible] |
| 8 | Tenant Review of Landlord Final Working Drawings | [illegible] | [illegible] | [illegible] |
| 9 | Permits | [illegible] | [illegible] | [illegible] |
| [illegible] | Submittals / Procurement | [illegible] | [illegible] | [illegible] |
| [illegible] | Steel Reservation (Order Steel) | [illegible] | [illegible] | [illegible] |
| [illegible] | Procure & Fabricate Steel | [illegible] | [illegible] | [illegible] |
| [illegible] | Order Exterior Skin | [illegible] | [illegible] | [illegible] |
| [illegible] | Exterior Skin Procurement / Submittals / Mock-ups | [illegible] | [illegible] | [illegible] |
| [illegible] | Pile Procurement | [illegible] | [illegible] | [illegible] |
| [illegible] | Shell Construction | [illegible] | [illegible] | [illegible] |
| [illegible] | Building Pad | [illegible] | [illegible] | [illegible] |
| [illegible] | Building Foundation | [illegible] | [illegible] | [illegible] |
| [illegible] | BTW Service Yard Foundation | [illegible] | [illegible] | [illegible] |
| [illegible] | Drive BTW 81 Piles | [illegible] | [illegible] | [illegible] |
| [illegible] | Regrade SY Area | [illegible] | [illegible] | [illegible] |
| [illegible] | Survey Control Lines | [illegible] | [illegible] | [illegible] |
| [illegible] | Layout Pile Caps & Grade Beams | [illegible] | [illegible] | [illegible] |
| [illegible] | Excavation Of Pile Caps & Grade Beams | [illegible] | [illegible] | [illegible] |
| [illegible] | Cut & Dowel Piles | [illegible] | [illegible] | [illegible] |
| [illegible] | Rebar | [illegible] | [illegible] | [illegible] |
| [illegible] | Layout Bolt Templates | [illegible] | [illegible] | [illegible] |
| [illegible] | Install Templates & Bolts | [illegible] | [illegible] | [illegible] |
| [illegible] | Survey Bolts | [illegible] | [illegible] | [illegible] |
| [illegible] | Adjust Bolts if Needed | [illegible] | [illegible] | [illegible] |
| [illegible] | Bolt & Rebar Inspection | [illegible] | [illegible] | [illegible] |
| [illegible] | Place SY Foundation Concrete | [illegible] | [illegible] | [illegible] |
| [illegible] | Service Yard Foundation Complete | [illegible] | [illegible] | [illegible] |
| [illegible] | Underground Utilities | [illegible] | [illegible] | [illegible] |
| [illegible] | TI U'grd Utilities & Structural Revision (CO 'B' TCR) release Rec'd from land | [illegible] | [illegible] | [illegible] |
| [illegible] | Underground Electrical | [illegible] | [illegible] | [illegible] |
| [illegible] | Underground Plumbing | [illegible] | [illegible] | [illegible] |
| [illegible] | MaxBR Operational | [illegible] | [illegible] | [illegible] |
| [illegible] | Steel | [illegible] | [illegible] | [illegible] |
| [illegible] | Start Steel Erection | [illegible] | [illegible] | [illegible] |
| [illegible] | Erect Plumb & Bolt | [illegible] | [illegible] | [illegible] |
| [illegible] | Steel Erection Complete @ Main Bldg | [illegible] | [illegible] | [illegible] |
| [illegible] | Weld By Floor | [illegible] | [illegible] | [illegible] |
| [illegible] | Steel Erection @ Service Yard BTW | [illegible] | [illegible] | [illegible] |
| [illegible] | Slab On Grade | [illegible] | [illegible] | [illegible] |
| [illegible] | Partial SOG & Column Baseplates | [illegible] | [illegible] | [illegible] |
| [illegible] | Underslab Utilities | [illegible] | [illegible] | [illegible] |
| [illegible] | Balance Of SOG Bldg. 7 | [illegible] | [illegible] | [illegible] |
| [illegible] | 2nd Floor | [illegible] | [illegible] | [illegible] |
| [illegible] | 3rd Floor | [illegible] | [illegible] | [illegible] |
| [illegible] | Roof Level | [illegible] | [illegible] | [illegible] |
| [illegible] | Penthouse | [illegible] | [illegible] | [illegible] |
| [illegible] | Roofing | [illegible] | [illegible] | [illegible] |
| [illegible] | Service Yard BTW | [illegible] | [illegible] | [illegible] |
| [illegible] | Gen Set Pads BTW | [illegible] | [illegible] | [illegible] |
| [illegible] | Install Conduits @ Gen Set Pads | [illegible] | [illegible] | [illegible] |
| [illegible] | Install Rebar @ Gen Set Pads | [illegible] | [illegible] | [illegible] |
| [illegible] | Inspect Rebar | [illegible] | [illegible] | [illegible] |
| [illegible] | Ready To Pour Gen Set Pads | [illegible] | [illegible] | [illegible] |
| [illegible] | Dock Walls & Leveler Pit | [illegible] | [illegible] | [illegible] |
| [illegible] | Form Dock Walls | [illegible] | [illegible] | [illegible] |
| [illegible] | Install Rebar | [illegible] | [illegible] | [illegible] |
| [illegible] | Inspect Rebar | [illegible] | [illegible] | [illegible] |
| [illegible] | Close Up Dock Walls | [illegible] | [illegible] | [illegible] |
| [illegible] | Ready To Pour Walls | [illegible] | [illegible] | [illegible] |
| [illegible] | Place & Finish Gen Sets & Walls | [illegible] | [illegible] | [illegible] |
| [illegible] | Strip Walls | [illegible] | [illegible] | [illegible] |
| [illegible] | Cure Walls | [illegible] | [illegible] | [illegible] |
| [illegible] | Back Fill @ Footings | [illegible] | [illegible] | [illegible] |
| [illegible] | UG @ BTW Service Yard | [illegible] | [illegible] | [illegible] |
| [illegible] | Start UG @ SY | [illegible] | [illegible] | [illegible] |
| [illegible] | Storm Line | [illegible] | [illegible] | [illegible] |
| [illegible] | Fire Line Inside Service Yd. | [illegible] | [illegible] | [illegible] |
| [illegible] | U/G @ Service Yard Complete | [illegible] | [illegible] | [illegible] |
| [illegible] | Concrete @ BTW Service Yard Roof | [illegible] | [illegible] | [illegible] |
| [illegible] | MEP rough-ins | [illegible] | [illegible] | [illegible] |
| [illegible] | Curtain Wall Embeds | [illegible] | [illegible] | [illegible] |
| [illegible] | Rebar | [illegible] | [illegible] | [illegible] |
| [illegible] | Inspections | [illegible] | [illegible] | [illegible] |
| [illegible] | Place concrete @ SY Roof | [illegible] | [illegible] | [illegible] |

1 of 4

Hathaway Dinwiddie

PMA Project Management Advisors, Inc.

# Britannia East Grand

**East Grand, South San Francisco**
**Building 7 (GNE 46) Master Schedule**
**TCR B7-006 ROM**
**Lease Exhibit Schedule**

DES sloughestates

Slough Estates USA Inc.
Project Management Advisors, Inc.
DES Architects/Engineers
Hathaway Dinwiddie Construction Company

| ID | Task Name | Dur | Start | Finish |
|---|---|---|---|---|
| [illegible] | SOG @ BTR Service Yard | [illegible] | [illegible] | [illegible] |
| [illegible] | Fine Grade Pad | [illegible] | [illegible] | [illegible] |
| [illegible] | Install Rock | [illegible] | [illegible] | [illegible] |
| [illegible] | Install Membrane & Sand | [illegible] | [illegible] | [illegible] |
| [illegible] | Install Blockouts for Bollards | [illegible] | [illegible] | [illegible] |
| [illegible] | Install Forms at Grade Changes | [illegible] | [illegible] | [illegible] |
| [illegible] | Install Rebar | [illegible] | [illegible] | [illegible] |
| [illegible] | Inspection | [illegible] | [illegible] | [illegible] |
| [illegible] | Install Screed Forms @ Grade Slope | [illegible] | [illegible] | [illegible] |
| [illegible] | Place & Finish SY SOG | [illegible] | [illegible] | [illegible] |
| [illegible] | Form & Pour Curbs @ Walls | [illegible] | [illegible] | [illegible] |
| [illegible] | MEP Hangers, Framing Clips & Prewald (Prior To Fire Proofing) | [illegible] | [illegible] | [illegible] |
| [illegible] | Fire Proofing @ Service Yard | [illegible] | [illegible] | [illegible] |
| [illegible] | Paint Steel @ Louvers | [illegible] | [illegible] | [illegible] |
| [illegible] | GFRC @ BTR Service Yard | [illegible] | [illegible] | [illegible] |
| [illegible] | Layout GFRC Panels @ Service Yard | [illegible] | [illegible] | [illegible] |
| [illegible] | Hoist GFRC @ Service Yard | [illegible] | [illegible] | [illegible] |
| [illegible] | Align & Weld GFRC @ Service Yard | [illegible] | [illegible] | [illegible] |
| [illegible] | BTR Service Yard Roofing | [illegible] | [illegible] | [illegible] |
| [illegible] | Install Parapet Framing | [illegible] | [illegible] | [illegible] |
| [illegible] | Install Dens Board | [illegible] | [illegible] | [illegible] |
| [illegible] | Install Expansion Jt. | [illegible] | [illegible] | [illegible] |
| [illegible] | Install Roof Membrane | [illegible] | [illegible] | [illegible] |
| [illegible] | Service Yard Roofing Complete | [illegible] | [illegible] | [illegible] |
| [illegible] | Interior Walls @ BTR Service Yard | [illegible] | [illegible] | [illegible] |
| [illegible] | Frame Walls | [illegible] | [illegible] | [illegible] |
| [illegible] | Install Door Frames | [illegible] | [illegible] | [illegible] |
| [illegible] | Frame Inspection | [illegible] | [illegible] | [illegible] |
| [illegible] | Hang Sheathing | [illegible] | [illegible] | [illegible] |
| [illegible] | Install Backer For Expansion Joints | [illegible] | [illegible] | [illegible] |
| [illegible] | Install Roll Up Door Angles & Support | [illegible] | [illegible] | [illegible] |
| [illegible] | Plaster | [illegible] | [illegible] | [illegible] |
| [illegible] | Install Roll Up Door | [illegible] | [illegible] | [illegible] |
| [illegible] | Install Man Doors & Hardware | [illegible] | [illegible] | [illegible] |
| [illegible] | Install Expansion Joints | [illegible] | [illegible] | [illegible] |
| [illegible] | Install Louvers | [illegible] | [illegible] | [illegible] |
| [illegible] | Install Bollards & Railings | [illegible] | [illegible] | [illegible] |
| [illegible] | Install Parapet Flashings | [illegible] | [illegible] | [illegible] |
| [illegible] | Paint Walls & Doors | [illegible] | [illegible] | [illegible] |
| [illegible] | Service Yard Complete | [illegible] | [illegible] | [illegible] |
| [illegible] | Fire Sprinkler Mains | [illegible] | [illegible] | [illegible] |
| [illegible] | Structural Completion Certificate | [illegible] | [illegible] | [illegible] |
| [illegible] | GFRC @ Mechanical Platform | [illegible] | [illegible] | [illegible] |
| [illegible] | Pre-Weld | [illegible] | [illegible] | [illegible] |
| [illegible] | Layout Panels | [illegible] | [illegible] | [illegible] |
| [illegible] | Install Panels | [illegible] | [illegible] | [illegible] |
| [illegible] | Align Panels | [illegible] | [illegible] | [illegible] |
| [illegible] | Weld Off Panels | [illegible] | [illegible] | [illegible] |
| [illegible] | Caulk GFRC Panels | [illegible] | [illegible] | [illegible] |
| [illegible] | Remove Protection | [illegible] | [illegible] | [illegible] |
| [illegible] | Repair Roofing if Needed | [illegible] | [illegible] | [illegible] |
| [illegible] | Curtain Wall | [illegible] | [illegible] | [illegible] |
| [illegible] | Start Curtain Wall | [illegible] | [illegible] | [illegible] |
| [illegible] | Install Curtain Wall | [illegible] | [illegible] | [illegible] |
| [illegible] | MPRX Panels | [illegible] | [illegible] | [illegible] |
| [illegible] | Curtain Wall Completion | [illegible] | [illegible] | [illegible] |
| [illegible] | Complete Construction | [illegible] | [illegible] | [illegible] |
| [illegible] | TCR-B7-003 Mechanical Platform/Roofscreen Complete (Primary Steel Only) | [illegible] | [illegible] | [illegible] |
| [illegible] | Shell Substantial Completion Certificate | [illegible] | [illegible] | [illegible] |
| [illegible] | | | | |
| [illegible] | Tenant Design (Target) | [illegible] | [illegible] | [illegible] |
| [illegible] | Tenant submission of Major Structural TCR for [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | Tenant submission of Major Structural TCR for stair locations & sizes, elevators, a | [illegible] | [illegible] | [illegible] |
| [illegible] | Submission of TI Schematic Plans & Outline Specifications (Latest) | [illegible] | [illegible] | [illegible] |
| [illegible] | Submission of TI Schematic Plans & Outline Specifications (GNE Target as of [illegible] | [illegible] | [illegible] | [illegible] |
| [illegible] | Landlord Review/Approval of "Tenant's Approved Plans" | [illegible] | [illegible] | [illegible] |
| [illegible] | Submission of Tenant-approved TI (Grid Utilities & Struct. Revisions to Landlord) | [illegible] | [illegible] | [illegible] |
| [illegible] | UU & SR TCR Process (including TCR drawings) | [illegible] | [illegible] | [illegible] |
| [illegible] | Tenant Approval Required for UU & SR TCRs | [illegible] | [illegible] | [illegible] |
| [illegible] | Tenant Submission of USU for Permit | [illegible] | [illegible] | [illegible] |
| [illegible] | USU Permit Review | [illegible] | [illegible] | [illegible] |
| [illegible] | Tenant Approval Required for USU release under Method 2 | [illegible] | [illegible] | [illegible] |
| [illegible] | Tenant Submission of Final Working Drawings (Latest) | [illegible] | [illegible] | [illegible] |
| [illegible] | Tenant Submission of Final Working Drawings (GNE Target as of [illegible]) | [illegible] | [illegible] | [illegible] |
| [illegible] | Landlord Review/Approval of TI Final Working Drawings | [illegible] | [illegible] | [illegible] |
| [illegible] | TI Permit | [illegible] | [illegible] | [illegible] |
| [illegible] | Tenant Construction (Target) | [illegible] | [illegible] | [illegible] |
| [illegible] | Tenant Construction | [illegible] | [illegible] | [illegible] |
| [illegible] | Occupancy (GNE Target as of [illegible]) | [illegible] | [illegible] | [illegible] |
| [illegible] | Building 7 Rent Commencement (Per Lease Target for original Office Use) | [illegible] | [illegible] | [illegible] |

Hathaway Dinwiddie

PMA Project Management Advisors, Inc.

# Britannia East Grand

**East Grand, South San Francisco**

**Building 8 (GNE 47) Master Schedule**

**TCR B8-005 ROM**

**Lease Exhibit Schedule**

DES sloughestates

Slough Estates USA Inc.
Project Management Advisors, Inc.
DES Architects/Engineers
Hathaway Dinwiddie Construction Company

| ID | Task Name | Dur | Start | Finish |
|---|---|---|---|---|
| 1 | Britannia East Grand - Phase 2 | [illegible] | [illegible] | [illegible] |
| 2 | Building 8 / GNE 847 (2 Story [illegible] Sq ft) - Lab | [illegible] | [illegible] | [illegible] |
| 3 | Shell Design | [illegible] | [illegible] | [illegible] |
| 4 | Landlord Schematic Plans & Outline Specifications (Complete) | [illegible] | [illegible] | [illegible] |
| 5 | Tenant Review of "Landlord Approved Plans" | [illegible] | [illegible] | [illegible] |
| 6 | DD / CD Design | [illegible] | [illegible] | [illegible] |
| 7 | Steel Bid / Award | [illegible] | [illegible] | [illegible] |
| 8 | Tenant Review of Landlord Final Working Drawings | [illegible] | [illegible] | [illegible] |
| [illegible] | Permits | [illegible] | [illegible] | [illegible] |
| [illegible] | Submittals / Procurement | [illegible] | [illegible] | [illegible] |
| [illegible] | Steel Reservation (Order Steel) | [illegible] | [illegible] | [illegible] |
| [illegible] | Procure & Fabricate Steel | [illegible] | [illegible] | [illegible] |
| [illegible] | Order Exterior Skin | [illegible] | [illegible] | [illegible] |
| [illegible] | Exterior Skin Procurement / Submittals / Mock-ups | [illegible] | [illegible] | [illegible] |
| [illegible] | Pile Procurement | [illegible] | [illegible] | [illegible] |
| [illegible] | Shell Construction | [illegible] | [illegible] | [illegible] |
| [illegible] | Building Pad | [illegible] | [illegible] | [illegible] |
| [illegible] | Building Foundation | [illegible] | [illegible] | [illegible] |
| [illegible] | Underground Utilities | [illegible] | [illegible] | [illegible] |
| [illegible] | TI Ugrnd Utilities & Structural Revision (UG/SF TCR) release Req'd from landlord | [illegible] | [illegible] | [illegible] |
| [illegible] | Underground Electrical | [illegible] | [illegible] | [illegible] |
| [illegible] | Underground Plumbing | [illegible] | [illegible] | [illegible] |
| [illegible] | Manlift Operational | [illegible] | [illegible] | [illegible] |
| [illegible] | Steel | [illegible] | [illegible] | [illegible] |
| [illegible] | Start Steel Erection | [illegible] | [illegible] | [illegible] |
| [illegible] | Erect Planks & Bolt | [illegible] | [illegible] | [illegible] |
| [illegible] | Steel Erection Complete @ Main Bldg. | [illegible] | [illegible] | [illegible] |
| [illegible] | Weld By Floor | [illegible] | [illegible] | [illegible] |
| [illegible] | Slab On Grade | [illegible] | [illegible] | [illegible] |
| [illegible] | Partial SOG & Column Baseplates | [illegible] | [illegible] | [illegible] |
| [illegible] | Underslab Utilities | [illegible] | [illegible] | [illegible] |
| [illegible] | Balance Of SOG Bldg. 8 | [illegible] | [illegible] | [illegible] |
| [illegible] | 2nd Floor | [illegible] | [illegible] | [illegible] |
| [illegible] | 3rd Floor | [illegible] | [illegible] | [illegible] |
| [illegible] | Roof Level | [illegible] | [illegible] | [illegible] |
| [illegible] | Penthouse | [illegible] | [illegible] | [illegible] |
| [illegible] | Roofing | [illegible] | [illegible] | [illegible] |
| [illegible] | Fire Sprinkler Mains | [illegible] | [illegible] | [illegible] |
| [illegible] | Structural Completion Certificate | [illegible] | [illegible] | [illegible] |
| [illegible] | GFRC @ Mechanical Platform | [illegible] | [illegible] | [illegible] |
| [illegible] | Pre-Weld | [illegible] | [illegible] | [illegible] |
| [illegible] | Layout Panels | [illegible] | [illegible] | [illegible] |
| [illegible] | Hoist Panels | [illegible] | [illegible] | [illegible] |
| [illegible] | Align Panels | [illegible] | [illegible] | [illegible] |
| [illegible] | Weld Off Panels | [illegible] | [illegible] | [illegible] |
| [illegible] | Caulk GFRC Panels | [illegible] | [illegible] | [illegible] |
| [illegible] | Remove Protection | [illegible] | [illegible] | [illegible] |
| [illegible] | Repair Roofing if Needed | [illegible] | [illegible] | [illegible] |
| [illegible] | Curtain Wall | [illegible] | [illegible] | [illegible] |
| [illegible] | Start Curtain Wall | [illegible] | [illegible] | [illegible] |
| [illegible] | Install Curtain Wall | [illegible] | [illegible] | [illegible] |
| [illegible] | GFRC Panels | [illegible] | [illegible] | [illegible] |
| [illegible] | Curtain Wall Completion | [illegible] | [illegible] | [illegible] |
| [illegible] | SFB Service Yard Complete | [illegible] | [illegible] | [illegible] |
| [illegible] | Complete Construction | [illegible] | [illegible] | [illegible] |
| [illegible] | TCR-B8-005 Mechanical Platform/Roofscreen Complete (Primary Steel Only) | [illegible] | [illegible] | [illegible] |
| [illegible] | Shell Substantial Completion Certificate | [illegible] | [illegible] | [illegible] |
| [illegible] | | | | |
| [illegible] | Tenant Design (Target) | [illegible] | [illegible] | [illegible] |
| [illegible] | Tenant submission of Major Structural TCR for 3 factor, brace frames, lobby infill | [illegible] | [illegible] | [illegible] |
| [illegible] | Tenant submission of Major Structural TCR for stair locations & sizes, elevators, etc. | [illegible] | [illegible] | [illegible] |
| [illegible] | Submission of TI Schematic Plans & Outline Specifications (GNE Target as of 2/1/06) | [illegible] | [illegible] | [illegible] |
| [illegible] | Submission of TI Schematic Plans & Outline Specifications (Latest) | [illegible] | [illegible] | [illegible] |
| [illegible] | Landlord Review/Approval of "Tenant's Approved Plans" | [illegible] | [illegible] | [illegible] |
| [illegible] | Submission of Tenant approved TI Ugrnd Utilities & Struct. Revisions to Landlord (UG & SR | [illegible] | [illegible] | [illegible] |
| [illegible] | UG & SR TCR Process (including TCR drawings) | [illegible] | [illegible] | [illegible] |
| [illegible] | Tenant Approval Required for UG & SR TCRs | [illegible] | [illegible] | [illegible] |
| [illegible] | Tenant Submission of UEU for Permit | [illegible] | [illegible] | [illegible] |
| [illegible] | UEU Permit Review | [illegible] | [illegible] | [illegible] |
| [illegible] | Tenant Approval Required for UEU release under Method 2 | [illegible] | [illegible] | [illegible] |
| [illegible] | Tenant Submission of Final Working Drawings (GNE Target as of 2/1/06) | [illegible] | [illegible] | [illegible] |
| [illegible] | Tenant Submission of Final Working Drawings (Latest) | [illegible] | [illegible] | [illegible] |
| [illegible] | Landlord Review/Approval of TI Final Working Drawings | [illegible] | [illegible] | [illegible] |
| [illegible] | TI Permit | [illegible] | [illegible] | [illegible] |
| [illegible] | Tenant Construction (Target) | [illegible] | [illegible] | [illegible] |
| [illegible] | Tenant Construction | [illegible] | [illegible] | [illegible] |
| [illegible] | Occupancy (GNE Target as of 2/1/08) | [illegible] | [illegible] | [illegible] |
| [illegible] | Building 8 Rent Commencement | [illegible] | [illegible] | [illegible] |

1 of 1

Hathaway Dinwiddie

Project Management Advisors, Inc.

# Britannia East Grand

**East Grand, South San Francisco**
**Building 9 (GNE 40) Master Schedule**
**TCR B9-001 Actual**
**Lease Exhibit Schedule**

DES sloughestates international

Slough Estates USA Inc.
Project Management Advisors, Inc.
DES Architects/Engineers
Hathaway Dinwiddie Construction Company

| ID | Task Name | Dur | Start | Finish |
|---|---|---|---|---|
| 1 | Britannia East Grand - Phase 2 | [illegible] | Sun 1/1/06 | Tue 7/1/08 |
| 2 | Building 9 / GNE 040 (3 Story 94k Sq ft) - Lab | [illegible] | Sun 1/1/06 | Tue 7/1/08 |
| 3 | Shell Design | [illegible] | [illegible] | [illegible] |
| 4 | Landlord Schematic Plans & Outline Specifications (Complete) | [illegible] | [illegible] | [illegible] |
| 5 | Tenant Review of "Landlord Approved Plans" | [illegible] | [illegible] | [illegible] |
| 6 | DD / CD Design | [illegible] | [illegible] | [illegible] |
| 7 | Steel Bid / Award | [illegible] | [illegible] | [illegible] |
| 8 | Tenant Review of Landlord Final Working Drawings | [illegible] | [illegible] | [illegible] |
| 9 | Permits | [illegible] | [illegible] | [illegible] |
| 12 | Submittals / Procurement | [illegible] | [illegible] | [illegible] |
| 13 | Steel Reservation (Order Steel) | [illegible] | [illegible] | [illegible] |
| 14 | Procure & Fabricate Steel | [illegible] | [illegible] | [illegible] |
| 15 | Order Exterior Skin | [illegible] | [illegible] | [illegible] |
| 16 | Exterior Skin Procurement / Submittals / Mock-ups | [illegible] | [illegible] | [illegible] |
| 17 | Pile Procurement | [illegible] | [illegible] | [illegible] |
| 24 | Shell Construction | [illegible] | [illegible] | [illegible] |
| 25 | Building Pad | [illegible] | [illegible] | [illegible] |
| 26 | Building Foundation | [illegible] | [illegible] | [illegible] |
| 59 | Service Yard Foundation | [illegible] | [illegible] | [illegible] |
| 73 | Underground Utilities | [illegible] | [illegible] | [illegible] |
| 74 | TI Ugrnd Utilities & Structural Revision (UU SF TCR) release Req'd from landlord | [illegible] | [illegible] | [illegible] |
| 75 | Underground Electrical | [illegible] | [illegible] | [illegible] |
| 76 | Underground Plumbing | [illegible] | [illegible] | [illegible] |
| 77 | Backfill Operational | [illegible] | [illegible] | [illegible] |
| 78 | Steel | [illegible] | [illegible] | [illegible] |
| 79 | Start Steel Erection | [illegible] | [illegible] | [illegible] |
| 80 | Erect Plumb & Bolt | [illegible] | [illegible] | [illegible] |
| 85 | Steel Erection Complete @ Main Bldg | [illegible] | [illegible] | [illegible] |
| 87 | Weld By Floor | [illegible] | [illegible] | [illegible] |
| 94 | Steel Erection @ Service Yard | [illegible] | [illegible] | [illegible] |
| 99 | Slab On Grade | [illegible] | [illegible] | [illegible] |
| 100 | Partial SOG & Column Baseplates | [illegible] | [illegible] | [illegible] |
| 107 | Underslab Utilities | [illegible] | [illegible] | [illegible] |
| 110 | Balance Of SOG Bldg. 9 | [illegible] | [illegible] | [illegible] |
| 120 | 2nd floor | [illegible] | [illegible] | [illegible] |
| 130 | 3rd floor | [illegible] | [illegible] | [illegible] |
| 140 | Roof Level | [illegible] | [illegible] | [illegible] |
| 160 | Penthouse | [illegible] | [illegible] | [illegible] |
| 170 | Roofing | [illegible] | [illegible] | [illegible] |
| 180 | Service Yard | [illegible] | [illegible] | [illegible] |
| 203 | Fire Sprinkler Mains | [illegible] | [illegible] | [illegible] |
| 207 | Structural Completion Certificate | [illegible] | [illegible] | [illegible] |
| 208 | GFRC @ Mechanical Platform | [illegible] | [illegible] | [illegible] |
| 267 | Curtain Wall | [illegible] | [illegible] | [illegible] |
| 268 | Start Curtain Wall | [illegible] | [illegible] | [illegible] |
| 269 | Install Curtain Wall | [illegible] | [illegible] | [illegible] |
| 272 | GFRC Panels | [illegible] | [illegible] | [illegible] |
| 275 | Curtain Wall Completion | [illegible] | [illegible] | [illegible] |
| 276 | Complete Construction | [illegible] | [illegible] | [illegible] |
| 277 | TCR-B9-TBD Mechanical Platform/Roofscreen Complete (Primary Steel Only) | [illegible] | [illegible] | [illegible] |
| 278 | Shell Substantial Completion Certificate | [illegible] | [illegible] | [illegible] |
| 279 | | | | |
| 280 | Tenant Design (Target) | [illegible] | [illegible] | [illegible] |
| 281 | Tenant submission of Major Structural TCR for I-factor, brace frames, lobby … | [illegible] | [illegible] | [illegible] |
| 282 | Tenant submission of Major Structural TCR for stair locations & sizes, elevators, … | [illegible] | [illegible] | [illegible] |
| 283 | Submission of TI Schematic Plans & Outline Specifications (Latest) | [illegible] | [illegible] | [illegible] |
| 284 | Submission of TI Schematic Plans & Outline Specifications (GNE Target as of 2/…) | [illegible] | [illegible] | [illegible] |
| 285 | Landlord Review/Approval of "Tenant's Approved Plans" | [illegible] | [illegible] | [illegible] |
| 286 | Submission of Tenant-approved TI Ugrnd Utilities & Struct. Revisions to Landlord | [illegible] | [illegible] | [illegible] |
| 287 | UU & SR TCR Process (including TCR drawings) | [illegible] | [illegible] | [illegible] |
| 288 | Tenant Approval Required for UU & SR TCRs | [illegible] | [illegible] | [illegible] |
| 289 | Tenant Submission of USU for Permit | [illegible] | [illegible] | [illegible] |
| 290 | USU Permit Review | [illegible] | [illegible] | [illegible] |
| 291 | Tenant Approval Required for USU release under Method 3 | [illegible] | [illegible] | [illegible] |
| 292 | Tenant Submission of Final Working Drawings (Latest) | [illegible] | [illegible] | [illegible] |
| 293 | Tenant Submission of Final Working Drawings (GNE Target as of 2/1/06) | [illegible] | [illegible] | [illegible] |
| 294 | Landlord Review/Approval of TI Final Working Drawings | [illegible] | [illegible] | [illegible] |
| 295 | TI Permit | [illegible] | [illegible] | [illegible] |
| 296 | Tenant Construction (Target) | [illegible] | [illegible] | [illegible] |
| 297 | Tenant Construction | [illegible] | [illegible] | [illegible] |
| 298 | Occupancy (GNE Target as of 2/1/06) | [illegible] | [illegible] | [illegible] |
| 299 | Building 9 Rent Commencement | [illegible] | [illegible] | [illegible] |

BRG 9 Master Schedule TCR B9-001 Actual 8-15-06 for Lease Exhibit.mpp
Printed: Wed 8/16/06 8:17 AM

1 of 1

This schedule is based on TCR B9-001 Actual.
Actual/Final dates and durations of TCR impacts may vary.

EXHIBIT C-1

PHASE I MASTER RENT SCHEDULE (REVISED)

PHASE I BUILDING

				Building 5/6					Building 1
Rentable Area: Rent Commencement Date: Original MLA Rent Schedule:				151,874 RSF 1-Feb-06 Schedule C-1					107,733 RSF 1-Aug-06 Schedule C-1

Lease				Initial Base Rent	Additional Rent		Total Base Rent		Initial Base Rent	Additional Rent		Total Base Rent
Year	Months			(psf/pm)	(CGL)	(Seismic)	(psf/pm)	(pm)	(psf/pm)	(CGL)	(Seismic)	(psf/pm)	(pm)

1	1	-	12	$2.500	$0.050	$0.070	$2.620	$397,910	$2.500	$0.050	$0.070	$2.620	$282,260
2	13	-	24	$3.000	$0.050	$0.072	$3.122	$474,219	$3.000	$0.050	$0.072	$3.122	$336,391
3	25	-	36	$3.400	$0.050	$0.075	$3.525	$535,364	$3.400	$0.050	$0.075	$3.525	$379,757
4	37	-	48	$3.519	$0.050	$0.078	$3.647	$553,825	$3.519	$0.050	$0.078	$3.647	$392,580
5	49	-	60	$3.642	$0.050	$0.080	$3.772	$572,943	$3.642	$0.050	$0.080	$3.772	$406,422
6	61	-	72	$3.770	$0.050	$0.083	$3.903	$592,731	$3.770	$0.050	$0.083	$3.903	$420,458
7	73	-	84	$3.902	$0.050	$0.086	$4.038	$613,210	$3.902	$0.050	$0.086	$4.038	$434,986
8	85	-	96	$4.038	$0.050	$0.089	$4.177	$634,407	$4.038	$0.050	$0.089	$4.177	$450,022
9	97	-	108	$4.179	$0.050	$0.092	$4.322	$656,345	$4.179	$0.050	$0.092	$4.322	$465,584
10	109	-	120	$4.326	$0.050	$0.095	$4.471	$679,052	$4.326	$0.050	$0.095	$4.471	$481,691
11	121	-	132	$4.477	$0.050	$0.099	$4.626	$702,553	$4.477	$0.050	$0.099	$4.626	$498,381
12	133	-	144	$4.634	$0.050	$0.102	$4.766	$726,876	$4.634	$0.050	$0.102	$4.786	$515,615
13	145	-	156	$4.795	$0.050	$0.106	$4.952	$752,051	$4.796	$0.050	$0.106	$4.952	$533,473
14	157	-	168	$4.964	$0.050	$0.109	$5.123	$778,107	$4.964	$0.050	$0.109	$5.123	$551,956
15	169	-	180	$5.138	$0.050	$0.113	$5.301	$805,075	$5.138	$0.050	$0.113	$5.301	$571,086
16	181	-	192	$5.317	$0.050	$0.117	$5.465	$832,967	$5.317	$0.050	$0.117	$5.485	$590,886
17	193	-	204	$5.504	$0.050	$0.121	$5.675	$861,876	$5.504	$0.050	$0.121	$5.675	$611,378
18	205	-	216	$5.696	$0.050	$0.128	$5.872	$891,776	$5.596	$0.050	$0.126	$5.872	$632,586
19	217	-	228	$5.896	$0.050	$0.130	$6.076	$922,722	$5.896	$0.050	$0.130	$6.078	$654,540
20	229	-	240	$6.102	$0.050	$0.135	$6.286	$954,752	$6.102	$0.050	$0.135	$6.286	$677,260

				Building 4					Building 3
Rentable Area: Rent Commencement Date: Original MLA Rent Schedule:				78,200 RSF 1-Mar-06 Schedule C-1					118,981 RSF 1-Nov-05 (TBD) Schedule C-1

Lease				Initial Base Rent	Additional Rent		Total Base Rent		Initial Base Rent	Additional Rent		Total Base Rent
Year	Months			(psf/pm)	(CGL)	(Seismic)	(psf/pm)	(pm)	(psf/pm)	(CGL)	(Seismic)	(psf/pm)	(pm)
1	1	-	12	$3.000	$0.050	$0.070	$3.120	$243,984	$3.000	$0.050	$0.070	$3.120	$371,221
2	13	-	24	$3.105	$0.050	$0.072	$3.227	$252,387	$3.105	$0.050	$0.072	$3.227	$384,005
3	25	-	36	$3.400	$0.050	$0.075	$3.525	$275,654	$3.400	$0.050	$0.075	$3.525	$419,408
4	37	-	48	$3.519	$0.050	$0.078	$3.647	$285,165	$3.519	$0.050	$0.078	$3.647	$433,877
5	49	-	60	$3.642	$0.050	$0.080	$3.772	$295,009	$3.642	$0.050	$0.080	$3.772	$448,855
6	61	-	72	$3.770	$0.050	$0.083	$3.903	$305,197	$3.770	$0.050	$0.083	$3.903	$464,357
7	73	-	84	$3.902	$0.050	$0.088	$4.038	$315,742	$3.902	$0.050	$0.088	$4.038	$480,401
8	85	-	96	$4.038	$0.050	$0.089	$4.177	$326,658	$4.038	$0.050	$0.089	$4.177	$497,007
9	97	-	108	$4.179	$0.050	$0.092	$4.322	$337,953	$4.179	$0.050	$0.092	$4.322	$514,194
10	109	-	120	$4.326	$0.050	$0.095	$4.471	$349,644	$4.326	$0.050	$0.095	$4.471	$531,982
11	121	-	132	$4.477	$0.050	$0.099	$4.626	$361,745	$4.477	$0.050	$0.099	$4.626	$550,393
12	133	-	144	$4.634	$0.050	$0.102	$4.786	$374,269	$4.634	$0.050	$0.102	$4.786	$589,449
13	145	-	156	$4.796	$0.050	$0.106	$4.952	$387,232	$4.796	$0.050	$0.106	$4.952	$589,171
14	157	-	168	$4.964	$0.050	$0.109	$5.123	$400,648	$4.964	$0.050	$0.109	$5.123	$609,584
15	169	-	180	$5.138	$0.050	$0.113	$5.301	$414,534	$5.138	$0.050	$0.113	$5.301	$630,711
16	181	-	192	$5.317	$0.050	$0.117	$5.465	$428,905	$5.317	$0.050	$0.117	$5.485	$652,578
17	193	-	204	$5.504	$0.050	$0.121	$5.675	$443,780	$5.504	$0.050	$0.121	$5.675	$675,210
18	205	-	216	$5.696	$0.050	$0.126	$5.872	$459,176	$5.696	$0.050	$0.126	$5.872	$698,634
19	217	-	228	$5.896	$0.050	$0.130	$6.076	$475,110	$5.896	$0.050	$0.130	$6.076	$722,878
20	229	-	240	$6.102	$0.050	$0.135	$6.286	$491,602	$6.102	$0.050	$0.135	$6.286	$747,971

EXHIBIT C-1 TO FIRST AMENDMENT TO MASTER LEASE AGREEMENT
PHASE I MASTER RENT SCHEDULE (REVISED), PAGE 1

EXHIBIT C-2

PHASE II MASTER RENT SCHEDULE (REVISED)

PHASE 11 BUILDINGS

				Building 2					Building 7
Rentable Area: Rent Commencement Date: Original MLA Rent Schedule:				106,000 RSF 24-Jun-07 (TBD) Schedule C-5					92,000 RSF 1-Mar-08 (TBD) Schedule C-2

Lease				Initial Base Rent	Additional Rent		Total Base Rent		Initial Base Rent	Additional Rent		Total Base Rent
Year	Months			(psf/pm)	(CGL)	(Seismic)	(psf/pm)	(pm)	(psf/pm)	(CGL)	(Seismic)	(ps/pm)	(pm)
1	1	-	12	$3.631	$0.050	$0.072	$3.754	$397,897	$3.763	$0.050	$0.075	$3.886	$357,685
2	13	-	24	$3.758	$0.050	$0.075	$3.883	$411,838	$3.895	$0.050	$0.078	$4.022	$370,053
3	25	-	36	$3.890	$0.050	$0.078	$4.016	$425,860	$4.031	$0.050	$0.080	$4.161	$382,544
4	37	-	48	$4.026	$0.050	$0.080	$4.158	$440,579	$4.172	$0.050	$0.083	$4.305	$396,082
5	49	-	60	$4.167	$0.050	$0.085	$4.300	$455,814	$4.318	$0.050	$0.086	$4.454	$409,784
6	61	-	72	$4.313	$0.050	$0.086	$4.449	$471,582	$4.460	$0.050	$0.089	$4.806	$423,988
7	73	-	84	$4.454	$0.050	$0.089	$4.603	$487,902	$4.628	$0.050	$0.092	$4.788	$438,644
8	85	-	96	$4.620	$0.050	$0.092	$4.762	$504,793	$4.788	$0.050	$0.095	$4.933	$453,835
9	97	-	108	$4.782	$0.050	$0.095	$4.927	$522,275	$4.955	$0.050	$0.099	$5.104	$459,558
10	109	-	120	$4.949	$0.050	$0.099	$5.096	$540,369	$5.129	$0.050	$0.102	$5.281	$485,832
11	121	-	132	$5.122	$0.050	$0.102	$5.274	$559,097	$5.306	$0.050	$0.106	$5.464	$502,675
12	133	-	144	$5.302	$0.050	$0.106	$5.457	$578,480	$5.494	$0.050	$0.109	$5.653	$520,108
13	145	-	156	$5.487	$0.050	$0.109	$5.647	$598,541	$5.686	$0.050	$0.113	$5.849	$538,150
14	157	-	168	$5.679	$0.050	$0.113	$5.842	$619,304	$5.885	$0.050	$0.117	$6.052	$556,825
15	169	-	180	$5.878	$0.050	$0.117	$6.045	$640,795	$6.091	$0.050	$0.121	$6.263	$576,152
16	181	-	192	$6.084	$0.050	$0.121	$6.255	$653,037	$6.304	$0.050	$0.126	$6.480	$595,157
17	193	-	204	$6.297	$0.050	$0.128	$6.472	$686,058	$6.525	$0.050	$0.130	$6.705	$616,861
18	205	-	216	$6.517	$0.050	$0.130	$6.697	$709,884	$6.753	$0.050	$0.135	$6.938	$638,290
19	217	-	228	$6.745	$0.050	$0.135	$6.930	$734,545	$6.990	$0.050	$0.139	$7.179	$660,470
20	229	-	240	$6.981	$0.050	$0.139	$7.170	$760,068	$7.234	$0.050	$0.144	$7.429	$683,425

				Building 8					Building 9
Rentable Area: Rent Commencement Date: Original MLA Rent Schedule:				82,000 RSF 1-May-08 (TBD) Schedule C-2					54,000 RSF 1-Jul-08 (TBD) Schedule C-2

Lease				Initial Base Rent	Additional Rent		Total Base Rent		Initial Base Rent	Additional Rent		Total Base Rent
Year	Months			(psf/pm)	(CGL)	(Seismic)	(psf/pm)	(pm)	(psf/pm)	(CGL)	(Seismic)	(psf/pm)	(pm)
1	1	-	12	$3.763	$0.050	$0.075	$3.888	$318,315	$3.763	$0.050	$0.075	$3.888	$209,951
2	13	-	24	$3.895	$0.050	$0.078	$4.022	$329,830	$3.895	$0.050	$0.078	$4.022	$217,205
3	25	-	36	$4.031	$0.050	$0.080	$4.151	$341,230	$4.031	$0.050	$0.080	$4.161	$224,713
4	37	-	48	$4.172	$0.050	$0.083	$4.305	$353,030	$4.172	$0.050	$0.083	$4.305	$232,483
5	49	-	60	$4.318	$0.050	$0.088	$4.454	$385,243	$4.318	$0.050	$0.086	$4.454	$240,526
6	61	-	72	$4.469	$0.050	$0.089	$4.608	$377,882	$4.469	$0.050	$0.089	$4.608	$248,849
7	73	-	84	$4.626	$0.050	$0.092	$4.768	$390,965	$4.626	$0.050	$0.092	$4.788	$257,465
8	85	-	96	$4.788	$0.050	$0.095	$4.933	$404,505	$4.788	$0.050	$0.095	$4.933	$268,381
9	97	-	108	$4.955	$0.050	$0.099	$5.104	$418,519	$4.955	$0.050	$0.099	$5.104	$275,610
10	109	-	120	$5.129	$0.050	$0.102	$5.281	$433,024	$5.129	$0.050	$0.102	$5.281	$285,162
11	121	-	132	$5.308	$0.050	$0.105	$5.464	$448,036	$5.308	$0.050	$0.108	$5.464	$295,048
12	133	-	144	$5.494	$0.050	$0.109	$5.853	$483,574	$5.494	$0.050	$0.109	$5.653	$305,281
13	145	-	156	$5.686	$0.050	$0.113	$5.849	$479,656	$5.686	$0.050	$0.113	$5.849	$315,871
14	157	-	168	$5.885	$0.050	$0.117	$6.052	$496,300	$5.885	$0.050	$0.117	$6.052	$328,832
15	169	-	180	$6.091	$0.050	$0.121	$6.283	$513,527	$6.091	$0.050	$0.121	$6.263	$338,176
16	181	-	192	$6.304	$0.050	$0.126	$6.480	$531,357	$6.304	$0.050	$0.126	$6.480	$349,918
17	193	-	204	$6.525	$0.050	$0.130	$6.705	$549,811	$6.526	$0.050	$0.130	$6.705	$362,071
18	205	-	216	$6.753	$0.050	$0.135	$6.938	$568,911	$6.753	$0.050	$0.136	$6.938	$374,649
19	217	-	228	$6.990	$0.050	$0.139	$7.179	$588,679	$6.990	$0.050	$0.139	$7.179	$387,687
20	229	-	240	$7.234	$0.050	$0.144	$7.429	$609,140	$7.234	$0.050	$0.144	$7.429	$401,141

EXHIBIT C-2 TO FIRST AMENDEMENT TO MASTER LEASE AGREEMENT
PHASE II MASTER RENT SCHEDULE (REVISED), PAGE 1